                            SCHEDULE 14A INFORMATION



          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              QUANTA SERVICES, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                   -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 2000


To our Stockholders:

     A special meeting of stockholders of Quanta Services, Inc. will be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, at 9:00 a.m. local time on September 15, 2000.

     At the meeting, you will be asked to consider and vote upon an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

     Our stockholders of record at the close of business on August 11, 2000, will be entitled to vote at the special meeting and any adjournment of the meeting. Your vote is very important. Whether or not you plan to attend the special meeting, we encourage you to read the accompanying proxy statement. Further, to be sure your vote counts and to assure a quorum, please vote. Sign, date and return the enclosed proxy card whether or not you plan to attend the special meeting.

     We are distributing the accompanying proxy statement and the form of proxy beginning on or about August 13, 2000.

                                         By Order of the Board of Directors


                                         /s/ Brad Eastman
                                         ----------------------------------
                                         Brad Eastman
                                         CORPORATE SECRETARY
Houston, Texas
August 13, 2000

                             QUANTA SERVICES, INC.
                      1360 POST OAK BOULEVARD, SUITE 2100
                               HOUSTON, TX  77056
                                 (713) 629-7600
                                _______________

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 15, 2000
                                _______________

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At the Company's special meeting, stockholders will act upon a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only holders of record of the Company's Series A Preferred Stock, common stock and Limited Vote Common Stock at the close of business on the record date, August 11, 2000, are entitled to receive notice of the special meeting and to vote the shares of Series A Preferred Stock, common stock and Limited Vote Common Stock that they held on that date at the meeting or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF SERIES A PREFERRED STOCKHOLDERS, COMMON STOCKHOLDERS AND LIMITED VOTE COMMON STOCKHOLDERS?

     Holders of the Company's Series A Preferred Stock, common stock and Limited Vote Common Stock will vote together as a single class on all matters to be acted upon at the special meeting. In addition, holders of the Series A Preferred Stock and holders of our common stock will each vote as a separate class on the proposal to amend our Amended and Restated Certificate of Incorporation.

     Each share of Series A Preferred Stock is entitled to five votes on each matter to be voted upon at the meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the meeting. Each outstanding share of Limited Vote Common Stock will be entitled to one-tenth of one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. and seating will begin at 8:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.


WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate votes entitled to be cast by holders of shares of Series A Preferred Stock, common stock and Limited Vote Common Stock outstanding on the record date will constitute a quorum, permitting business to be conducted at the meeting. The proposal to amend the Company's Amended and Restated Certificate of Incorporation will require the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Series A Preferred Stock outstanding on the record date and holders of a majority of the shares of common stock outstanding on the record date. As of the record date, 1,860,000 shares of Series A Preferred Stock were outstanding, 62,413,782 shares of commons stock were outstanding and 1,851,952 shares of Limited Vote Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person.
"Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for the proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM TO BE VOTED ON AT THE MEETING?

     Amendment of the Amended and Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the aggregate votes entitled to be cast by holders of all outstanding shares of (i) Series A Preferred Stock, common stock and Limited Vote Common Stock, voting together, (ii) Series A Preferred Stock, voting as a separate class, and (iii) common stock, voting as a separate class, is required for approval of the proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. A properly executed proxy marked "ABSTAIN" with respect to this matter will not be voted. Accordingly, an abstention will have the effect of a negative vote.

     OTHER ITEMS. For each other item, the affirmative vote of a plurality of the votes cast at the meeting is required for approval. A properly executed proxy marked "ABSTAIN" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

     If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of June 30, 2000, with respect to the beneficial ownership of the Company's common stock and Limited Vote Common Stock by (i) each person known by the Company to be a beneficial owner of more than 5% of the Company's common stock or Limited Vote Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company and the four other highest paid executive officers of the Company, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated below, the persons named in the table have advised the Company that they have sole voting and investment power with respect to the shares of the Company's common stock and Limited Vote Common Stock shown as beneficially owned by them. Unless otherwise indicated, the number of shares and percentage of ownership for each of the named stockholders, directors and executive officers and for the directors and executive officers as a group assumes that shares of common stock that such stockholders, directors and executive officers have a right to acquire within 60 days of June 30, 2000 are outstanding. UtiliCorp United Inc. owns 100% of the outstanding shares of Series A Preferred Stock, which are convertible at UtiliCorp United's option into 9,300,000 shares of common stock.

                                                LIMITED VOTE
                                                COMMON STOCK
                                                   SHARES                   COMMON STOCK SHARES             PERCENT
                                             BENEFICIALLY OWNED             BENEFICIALLY OWNED                OF
                                           -----------------------       --------------------------          TOTAL
                                                          PERCENT                          PERCENT           VOTING
                NAME                        NUMBER        OF CLASS          NUMBER         OF CLASS          POWER
              --------                      -------       --------       ------------      --------        ---------
UtiliCorp United Inc.(1)............           ----         ----          26,155,966         36.7%         36.6%
John R. Colson(2)(3)................           ----         ----           2,152,860          3.5           3.0
John R. Wilson(4)...................           ----         ----             625,162          1.0           1.0
John A. Martell(5)..................           ----         ----             589,226          1.0           1.0
Gary A. Tucci(6)....................           ----         ----             551,439            *             *
Robert Alpert(7)....................        287,332         15.9%               ----         ----             *
Vincent D. Foster(8)................        192,098         10.6              63,321            *             *
Kevin D. Miller(9)..................        246,033         13.6               3,360         ----             *
William G. Parkhouse(10)............        195,632         10.8                ----         ----             *
Midwest Acquisition Support,
LLC(11).............................        175,689          9.7               3,010         ----             *
Parkhouse Family Irr. Trust(12)             139,176          7.7                ----         ----             *
Michael T. Willis(2)(13)............         72,859          4.0              22,500            *             *
James H. Haddox(2)(14)..............         70,000          3.9              18,837            *             *
James R. Ball(2)(13)................         29,625          1.6              22,500            *             *
Robert K. Green(15)(16).............           ----         ----              40,000            *             *
James G. Miller(15)(17).............           ----         ----              19,500            *             *
Brad Eastman(2)(18).................           ----         ----               5,742            *             *
All directors and executive
 officers as a group (16                    402,082         22.2           4,488,063          7.2           6.3
 persons)(19).......................

_______________________
*    Less than 1%

(1) The address for UtiliCorp United is 20 West Ninth Street, Kansas City, Missouri 64105. Includes 9,300,000 shares of common stock issuable upon conversion of 1,860,000 shares of

     Series A Preferred Stock issued by the Company in connection with an investment of $186 million in the Company made by UtiliCorp United.

(2) The address for Messrs. Ball, Colson, Eastman, Haddox and Willis is 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056.

(3) Includes 13,500 shares over which Messrs. Colson and Foster share voting and dispositive power and options to purchase 69,003 shares of common stock.

(4) The address for Mr. Wilson is 1440 Iron Street, P.O. Box 12520, North Kansas City, Missouri 64116. Includes options to purchase 25,162 shares of common stock.

(5) The address for Mr. Martell is 4601 Cleveland Road, P.O. Box 3915, South Bend, Indiana 46619. Includes 223,965 shares of common stock owned by trusts for the benefit of minor children of Mr. Martell, of which he disclaims beneficial ownership, and options to purchase 6,414 shares of common stock.

(6) The address for Mr. Tucci is 14103 Eight Street East, Sumner, Washington 98390. Includes 463,300 shares of common stock owned by a limited partnership for which Mr. Tucci serves as the general partner and options to purchase 46,752 shares of common stock.

(7) The address for Mr. Alpert is 333 Clay St., Houston, Texas 77002. Includes 82,475 shares owned by James Ventures, L.P. and 204,857 shares owned by ALBA Corporation, entities controlled by Mr. Alpert.

(8) The address for Mr. Foster is 1360 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Includes options to purchase 45,171 shares of common stock as well as 4,500 shares of common stock owned by Main Street Equity Advisors, LLC, a merchant banking firm, of which Mr. Foster disclaims beneficial ownership, and 13,500 shares of common stock over which Messrs. Colson and Foster share voting and dispositive power.

(9) The address for Mr. Miller is 109 E. 5th Street, Suite E, Auburn, Indiana 46706. Includes 10,000 shares of Limited Vote Common Stock held by the Miller Family Foundation and options to purchase 3,360 shares of common stock.

(10) The address for Mr. Parkhouse is 5901 Fox Chapel Road, Austin, Texas 78746. Does not include 156,960 shares of Limited Vote Common Stock held by or in trust for members of Mr. Parkhouse's family, of which he disclaims beneficial ownership.

(11) The address for Midwest Acquisition Support, LLC is 4040 San Felipe, Suite 155, Houston, Texas 77027. Midwest Acquisition Support, LLC is a limited liability company controlled by Bernard J. Gram. Includes options to purchase 3,010 shares of common stock.

(12) The address for the Parkhouse Family Irr. Trust is c/o Mayor, Day, Caldwell & Keeton, 700 Louisiana, Suite 1900, Houston, Texas 77002.

(13) Includes options to purchase 22,500 shares of common stock.

(14) Includes options to purchase 18,750 shares of common stock.

(15) The address for Messrs. Green and Miller is 20 West Ninth Street, Kansas City, Missouri 64105.

(16) Includes 25,000 shares of common stock held by RJG Investment, L.P. and options to purchase 15,000 shares of common stock.

(17) Includes options to purchase 15,000 shares of common stock.

(18) Includes options to purchase 5,625 shares of common stock.

(19) Includes options to purchase 342,082 shares of common stock.


                                 PROPOSAL NO. 1
          INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock, $.00001 par value, 3,345,333 shares of Limited Vote Common Stock, $.00001 par value, and 10,000,000 shares of Preferred Stock, $.00001 par value. On July 13, 2000, the Board of Directors unanimously approved a proposal to increase the number of authorized shares of common stock from 100,000,000 shares to 300,000,000 shares. As of August 11, 2000, 62,413,782 shares of common stock were outstanding. Additionally, 9,300,000 shares of common stock were reserved for issuance upon the conversion of the Company's Series A Preferred Stock, 1,851,952 shares were reserved for issuance upon the conversion of the Company's outstanding Limited Vote Common Stock, 3,163,396 shares were reserved for issuance upon the conversion of the Company's outstanding Convertible Subordinated Notes and 8,210,724 shares were reserved for issuance upon the exercise of outstanding stock options.

     The additional shares of common stock to be authorized would have rights identical to the shares of common stock currently outstanding or reserved for issuance. Holders of the common stock of the Company are entitled to one vote for each share of common stock held and, subject to the rights of any then outstanding shares of preferred stock, are entitled to receive such dividends as may be declared from time to time by the Board of Directors. In addition, upon a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to receive a pro rata portion of the net assets of the Company that remain, if any, after the payment of any debts, obligations and liquidation preferences. Holders of the Company's Series A Preferred Stock hold certain preemptive rights, but no other class of the Company's capital stock has preemptive rights.

     The Board of Directors believes that the availability of the proposed amount of additional authorized shares of common stock will provide the Company with the flexibility to issue common stock in connection with possible future acquisitions, equity financings, stock options, stock splits or other appropriate general corporate purposes, without the expense and delay of a special meeting of stockholders. If the proposal is approved, the additional shares will be available for issuance without further authorization of the stockholders, unless such action is required by applicable law or the rules of the New York Stock Exchange. The Board of Directors previously considered a stock split, but declined to take action because the Company would not have sufficient authorized shares remaining after such split to maintain reserves for the outstanding Series A Preferred Stock, Limited Vote Common Stock and stock options. At this time, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock.

     The issuance of additional shares of common stock or the rights to acquire such shares would have the effect of diluting the Company's earnings per share and would dilute the voting power of current stockholders who do not acquire sufficient additional shares to maintain their percentage of share ownership. Additional shares of common stock could also be used by the Company to oppose a hostile takeover attempt; however, the Board of Directors presently knows of no such attempt to obtain control of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote "FOR" the proposal to increase the number of authorized shares of common stock from 100,000,000 shares to 300,000,000 shares.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the special meeting other than the item referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies returned in the enclosed form will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                            ADDITIONAL INFORMATION

     ADVANCE NOTICE PROCEDURES. Under the Company's bylaws, no business may be brought before a special meeting unless it is specified in the notice of the meeting (which includes stockholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by a stockholder who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 50 days or more than 60 days prior to the meeting date, unless less than 50 days' notice or prior public disclosure of the meeting date is given, in which case proposals must be received not later than the close of business on the seventh day following the date on which notice of such meeting is mailed or public disclosure is made.

     STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of stockholders in 2001 may do so by following the procedures described in SEC Rule 14a-8 and the Company's bylaws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than February 25, 2001.

     PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. The Company has retained Georgeson Shareholder Communications, Inc. to aid in the solicitation. For these services, the Company will pay Georgeson Shareholder Communications, Inc. a fee of $5,000 and reimburse it for certain out-of-pocket disbursements and expenses.

Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                          By Order of the Board of Directors


                                          /s/ Brad Eastman
                                          --------------------------------
                                          Brad Eastman
                                          Corporate Secretary
Houston, Texas
August 13, 2000

      (Front of Card)



                             QUANTA SERVICES, INC.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James H. Haddox and Brad Eastman, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock in Quanta Services, Inc., a Delaware corporation (the "Company"), that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on September 15, 2000, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated August 13, 2000 (the "Proxy Statement") and (2) in their discretion upon such other maters as may properly come before the meeting.

ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL NO. 1.

                                                                  (Back of Card)

                   PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                              AS SOON AS POSSIBLE!

                        SPECIAL MEETING OF STOCKHOLDERS
                             QUANTA SERVICES, INC.

                               September 15, 2000

                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

     [ X ]   Please mark votes as in this example.

     A vote FOR the following proposal is recommended by the Board of Directors:

     1. To approve a proposal to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000.

     [   ]  FOR        [   ]  AGAINST              [   ]  ABSTAIN


                            MARK HERE                   MARK HERE
                            FOR ADDRESS                 IF YOU PLAN
                            CHANGE AND    [  ]          TO ATTEND     [  ]
                            NOTE AT LEFT                THE MEETING

The undersigned hereby revokes all previous proxies given. This Proxy may be revoked at any time prior to a vote thereon. Receipt of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name(s) appears on this card. If shares stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares are held of record by a corporation, this Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Date:
     --------------------           -------------------------------------
                                    Signature

Date:
     --------------------           -------------------------------------
                                    Signature